Sub-Item 77Q1(a)

                                AMENDMENT NO. 10
                         TO SECOND AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST

          This Amendment No. 10 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") amends, effective April 14, 2009, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the name of AIM Core Plus Fund to AIM Core Plus Bond Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 14, 2009.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                   EXHIBIT 1

                                   SCHEDULE A
                           AIM COUNSELOR SERIES TRUST
                         PORTFOLIOS AND CLASSES THEREOF

              PORTFOLIO                 CLASSES OF EACH PORTFOLIO
              ---------                 -------------------------
AIM Core Plus Bond Fund                 Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares

AIM Floating Rate Fund                  Class A Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares

AIM Multi-Sector Fund                   Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares
                                        Institutional Class Shares

AIM Select Real Estate Income Fund      Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares
                                        Institutional Class Shares

AIM Structured Core Fund                Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Structured Growth Fund              Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares

AIM Structured Value Fund               Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares